UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 3, 2005


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                                 ACCELRYS, INC.
             (Exact name of registrant as specified in its charter)

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             Delaware                   0-27118                   33-0557266
(State or Other Jurisdiction of       (Commission               (IRS Employer
         Incorporation)               File Number)           Identification No.)

10188 Telesis Court, San Diego, California                        92121-1761
 (Address of principal executive offices)                         (Zip Code)


        Registrant's telephone number, including area code (858) 799-5000

                                       N/A
              (Former name, former address and former fiscal year,
                         if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition


On November 3, 2005, Accelrys, Inc. hosted a conference call announcing its results for the quarterly and six-month periods ending September 30, 2005. A transcript of this conference call is attached hereto as Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.                             Description
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99.1            Conference Call Transcript dated November 3, 2005



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       ACCELRYS, INC.


                                                   By: /s/ David Sankaran
                                                       -------------------------
                                                       David Sankaran
                                                       Senior Vice President and
                                                       Chief Financial Officer



Date: November 4, 2005